SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 11, 2011

Date of Report (date of earliest event reported)

LEGEND OIL AND GAS, LTD.

(Exact name of registrant as specified in its charter)

Colorado	000-49752	84-1570556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

1420 5th Avenue, Suite 2200

Seattle, WA 98101

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 274-5165

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 11, 2011, Legend Oil and Gas, Ltd. (the “Company”) issued a press release announcing it has closed a $4.6 million equity private placement and has received approval for a $6.0 million credit facility with the National Bank of Canada relating to the Company’s previously announced non-binding letter of intent with International Sovereign Energy Corp. (“ISR”) of Calgary, Alberta, Canada, to acquire all of ISR’s interests in land and production in Canada for a purchase price valued at $17.0 million in a cash and shares transaction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.8	Press Release of Legend Oil and Gas, Ltd. dated August 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2011	SIN HOLDINGS, INC.

	By:	/s/ James Vandeberg
James Vandeberg Chief Financial Officer, Secretary and Director

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